SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2008

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

1-14764	11-3415180
(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State of Incorporation)

1-9046	11-2776686
(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714

(Address of Principal Executive Offices)

Registrants’ telephone number, including area code:

(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

This Form 8-K hereby amends the combined Annual Report on Form 10-K as separately filed by Cablevision Systems Corporation and CSC Holdings, Inc. (collectively with Cablevision, the “Company”), as originally filed with the Securities and Exchange Commission (“SEC”) on February 28, 2008 (the “Original Filing”) to reclassify Fuse, a wholly-owned subsidiary of the Company, from the Rainbow segment to the Madison Square Garden segment for all periods presented due to the transfer of Fuse to our Madison Square Garden segment effective January 1, 2008 as described in our quarterly report on Form 10-Q for the quarter ended March 31, 2008.  In addition, this filing includes additional unaudited subsequent event information in Item 8 relating to the Company’s recently announced business acquisition transactions.

This Form 8-K only amends and reclassifies Item 1, Item 7 and Item 8 of the Original Filing, in each case, solely as a result of, and to reflect the reclassifications and subsequent event disclosure information discussed above, and no other Items in the Original Filing are amended hereby.  In addition, pursuant to rules of the SEC, Item 15 of Part IV of the Original Filing has been amended to contain the consents of the Company’s independent registered public accounting firm.  The consents of the Company’s independent registered public accounting firm are attached to this Form 8-K as Exhibit 99.3 and Exhibit 99.4.

Item 9.01.                                          Financial Statements and Exhibits.

(c)          Exhibits.

99.1	Business section comprising Item 1 of Annual Report on Form 10-K as of and for the year ended December 31, 2007.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations comprising Item 7 of Annual Report on Form 10-K as of and for the year ended December 31, 2007.

99.3	Financial Statements comprising Item 8 of Annual Report on Form 10-K as of and for the year ended December 31, 2007.

99.4	Consent of Independent Registered Public Accounting Firm.

99.5	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Michael P. Huseby
		Name:	Michael P. Huseby
		Title:	Executive Vice President and
Chief Financial Officer

Dated: May 27, 2008